INVENTORIES	12 Months Ended
Dec. 31, 2017
Inventories [Abstract]
INVENTORIES
INVENTORIES

ACCOUNTING POLICY
We measure inventories, including wireless devices and merchandise for resale, at the lower of cost (determined on a first-in, first-out basis) and net realizable value. We reverse a previous writedown to net realizable value, not to exceed the original recognized cost, if the inventories later increase in value.

EXPLANATORY INFORMATION

	As at December 31
(In millions of dollars)	2017	2016

Wireless devices and accessories	251	236
Other finished goods and merchandise	62	79

Total inventories	313	315

Cost of equipment sales and merchandise for resale includes $2,231 million (2016 - $2,088 million) of inventory costs for 2017.